00244 01/12/17

DR-11
R. 10/16

Certificate of Registration

Issued Pursuant to Chapter 212, Florida Statutes

Certificate Number	Registration Effective Date
62-8017145114-4	01/11/17

This certifies that

THE GREATER CANNABIS COMPANY, LLC
735 ARLINGTON AVE N STE 308
ST PETERSBURG FL 33701-3606

has met the sales and use tax registration requirements for the business location stated above and is authorized to collect and remit tax as required by Florida law. This certificate is non-transferable.

This is your Sales & Use Tax Certificate of Registration. Detach and Post in a Conspicuous Place.

You must **notify the Department** if you change your:

- business name;
- mailing address;
- location address within the same county;
- tax account to an inactive status because your business operations are temporarily suspended; or
- close or sell your business.

The quickest way to notify the Department is online. Go to **www.myflorida.com/dor**, select "**TAXES**," then select "**Update Account Information Online**."

You must **submit a new registration online (no fee)**, or print a *Florida Business Tax Application* (Form DR-1) from our website and mail the application with a $5 fee to the Department, if you:

- move your business location from one Florida county to another;
- change your legal entity; or
- change the ownership of your business.

Below is your Florida Annual Resale Certificate for Sales Tax. New dealers who register after mid-October are issued annual resale certificates that expire on December 31 of the following year. These certificates are valid immediately.

DR-11R, R. 10/16

DR-13
R. 10/16

2017 Florida Annual Resale Certificate for Sales Tax

THIS CERTIFICATE EXPIRES ON DECEMBER 31, 2017

Business Name and Location Address
THE GREATER CANNABIS COMPANY, LLC
735 ARLINGTON AVE N STE 308
ST PETERSBURG FL 33701-3606

Certificate Number
62-8017145114-4

By extending this certificate or the certificate number to a selling dealer to make eligible purchases of taxable property or services exempt from sales tax and discretionary sales surtax, the person or business named above certifies that the taxable property or services purchased or rented will be resold or re-rented for one or more of the following purposes:

- Resale as tangible personal property.
- Re-rental as tangible personal property.
- Resale of services.
- Re-rental as commercial real property.
- Incorporation into and sale as part of the repair of tangible personal property by a repair dealer.
- Re-rental as transient rental property.
- Incorporation as a material, ingredient, or component part of tangible personal property that is being produced for sale by manufacturing, compounding, or processing.

Florida law provides for criminal and civil penalties for fraudulent use of a *Florida Annual Resale Certificate*.